UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2020

Professional Holding Corp.

(Exact name of registrant as specified in its charter)

Florida	001‑39215	46‑5144312
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

396 Alhambra Circle, Suite 255,
Coral Gables, Florida		33134
(Address of principal executive offices)		(Zip Code)

(786) 483‑1757

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐    Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐    Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c)) Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	PFHD	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Amendment No. 1 is being filed by Professional solely to amend and restate Item 9.01 of the initial 8-K to present certain financial statements of MBI and certain pro forma financial information, which are filed as exhibits hereto and are incorporated herein by reference

Except for this Explanatory Note, the filing of the financial statements and the pro forma financial information required by Item 9.01 and the consent of Crowe, LLP, filed herewith as Exhibit 23 there are no changes to the initial 8-K.

Item 9.01    Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The audited financial statements of MBI as of and for the year ended December 31, 2019 and 2018, as well as the accompanying notes thereto, are filed as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference. The unaudited pro forma combined condensed consolidated statement of income of Professional and MBI for the year ended December 31, 2019 is filed as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.

(b) Pro forma financial information.

The pro forma financial information required by Item 9.01 is filed as Exhibit 99.2 to this Amendment No. 1 and is incorporated herein by reference. The unaudited pro forma condensed combined consolidated statement of income for the year ended December 31, 2019 give effect to Professional’s completed acquisition of MBI as if such transaction had been completed as of January 1, 2019. The pro forma condensed combined consolidated financial information is presented for illustrative purposes only and does not reflect the benefits of expected cost savings or opportunities to earn additional revenue and, accordingly, does not attempt to predict or suggest future results. It also does not necessarily reflect what the historical results of the combined company would have been had Professional already acquired MBI during these periods.

(c) Shell Company Transactions – Not Applicable

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Independent Accounting Firm
99.1	Audited financial statements of MBI as of and for the year ended December 31, 2019 and 2018
99.2	Unaudited pro forma condensed combined consolidated statement of income of Professional and MBI for the year ended December 31, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Professional Holding Corp.

Date: June 9, 2020	By:	/s/ Michael C. Sontag
Michael C. Sontag
Corporate Secretary